UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02851
Van Kampen High Yield Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 8/31/09

Item 1. Report to Shareholders.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

August 31, 2009

MUTUAL FUNDS Van Kampen High Yield Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen High Yield Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of August 31, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 8/31/09 (Unaudited)

Performance of a $10,000 investment

This chart compares your fund’s performance to that of the Barclays Capital U.S. Corporate High Yield–2% Issuer Cap Index and the Lipper High Current Yield Bond Funds Index from 8/31/99 through 8/31/09. Class A shares, adjusted for sales charges.

	A Shares		B Shares		C Shares		I Shares
	since 10/2/78		since 7/2/92		since 7/6/93		since 3/23/05
		w/max		w/max		w/max
		4.75%		4.00%		1.00%
Average Annual	w/o sales	sales	w/o sales	sales	w/o sales	sales	w/o sales
Total Returns	charges	charges	charges	charges	charges	charges	charges
Since Inception	6.83%	6.66%	4.72%	4.72%	3.59%	3.59%	3.29%
10-year	2.48	1.99	1.88	1.88	1.72	1.72	—
5-year	3.53	2.54	2.82	2.60	2.82	2.82	—
1-year	3.24	–1.65	2.56	–1.19	2.51	1.57	3.50

30-Day SEC Yield	7.79%		7.35%		7.50%		8.38%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and ten year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Corporate High Yield-2% Issuer Cap Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index as of November 3, 2008. The Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index is an unmanaged, broad-based index that reflects the general performance of the U.S. dollar denominated, fixed-rate, non-investment grade, taxable corporate bond market. Issuers are capped at 2% of the index. Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. There are currently 30 funds represented in this index. The indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the 12-month period ended August 31, 2009

Market Conditions

The reporting year ended August 31, 2009 was composed of two distinct periods in terms of market performance. During the first period, or the last four months of 2008, the credit crisis was at its peak. Following the bankruptcy of Lehman Brothers and the government takeover of Fannie Mae and Freddie Mac in September, the credit markets seized up. Over the next several weeks the credit crisis intensified, while at the same time, fears of a severe economic recession emerged. Together these factors led to a significant sell-off of risky assets that continued through the end of the year and as a result, for the period from September 1 through December 31, 2008, the high yield bond market declined 24.35 percent, as measured by the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the “Index”).

2009 to date, however, has been a completely different story. As we entered the year, signs of economic stabilization began to appear, credit concerns eased, consumer confidence improved, and investors began to take on risk again, spurring a rebound in high yield bond prices that continued through the end of the reporting period. Year-to-date through the end of August, the high yield bond market gained 41.44 percent (as measured by the Index), which more than made up for the losses experienced in the last four months of 2008 and resulted in a 7.0 percent Index return for the 12-month reporting period. More than $15 billion in new money has flowed into the high yield asset class year-to-date, sparking a resurgence of the new issue market, with many issuers pricing new bonds this year.

Industry returns for the period varied widely. The best performing industries within the Index for the 12-month reporting period were insurance (+53.5 percent), financials (+41.1 percent) and transportation (+13.3 percent), while the worst performers were basic industry (-5.6 percent), communications (-2.7 percent), and utilities (-2.3 percent).

Performance Analysis

All share classes of Van Kampen High Yield Fund underperformed the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the “Index”) and outperformed the Lipper High Current Yield Bond Funds Index for the 12 months ended August 31, 2009, assuming no deduction of applicable sales charges.

Total returns for the 12-month period ended August 31, 2009

Barclays Capital
				U.S. Corporate High	Lipper High
				Yield-2% Issuer Cap	Current Yield
Class A	Class B	Class C	Class I	Index	Bond Funds Index

3.24%	2.56%	2.51%	3.50%	7.00%	–1.38%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The primary contributor to the Fund’s underperformance relative to the Index was the portfolio’s more defensive positioning. Throughout the period, the Fund had an emphasis on higher quality issuers with strong asset values. In addition, the Fund has de-emphasized highly cyclical (or economically sensitive) industries and focused on more stable industry groups that have performed relatively well throughout an economic cycle. This strategy benefited performance as the market declined and the riskiest segments of the market experienced the most significant losses. More recently, however, the Fund’s defensive positioning has detracted from returns as the lowest quality issuers have experienced the most dramatic positive returns. For the overall period, therefore, this positioning was a drag on relative performance.

From an industry perspective, the Fund benefited from an underweight in the building materials industry as this segment underperformed, and from an overweight in the health care industry which performed relatively well. Conversely, overweights in media and cable and an underweight in the automotive industry detracted from relative performance for the period.

Market Outlook

The market turbulence over the past year has created opportunities for high yield investors and we continue to find compelling values within the asset class. We remain concerned over the lowest quality issuers in the market as we believe they remain vulnerable in a rising default environment. In our view, there are more compelling risk/reward opportunities within higher quality issuers in the market and therefore, the Fund continues to emphasize higher quality bonds.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 8/31/09 (Unaudited)

BBB/Baa	0.7%
BB/Ba	46.6
B/B	34.8
CCC/Caa	13.3
Non-Rated	4.6

Summary of Investments by Industry Classification as of 8/31/09 (Unaudited)

Energy	12.7%
Health Care	11.6
Utility	9.1
Telecommunications	8.9
Gaming & Leisure	6.1
Forest Products	4.9
Retail	4.9
Cable	4.7
Information Technology	4.1
Services	3.9
Chemicals	3.8
Financial	3.8
Metals	3.1
Food & Tobacco	2.5
Aerospace	2.0
Wireless Communications	1.8
Manufacturing	1.7
Food & Drug	1.4
Transportation	1.2
Housing	0.8
Diversified Media	0.6
Electric	0.5
Consumer Products	0.2

Total Long-Term Investments	94.3
Total Repurchase Agreements	4.5

Total Investments	98.8
Foreign Currency	0.0 *
Other Assets in Excess of Liabilities	1.2

Net Assets	100.0%

*	Amount is less than 0.1%.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of debt obligations. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 3/1/09 - 8/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	3/1/09	8/31/09	3/1/09-8/31/09

Class A
Actual	$1,000.00	$1,271.95	$5.78
Hypothetical	1,000.00	1,020.11	5.14
(5% annual return before expenses)

Class B
Actual	1,000.00	1,268.31	10.06
Hypothetical	1,000.00	1,016.33	8.94
(5% annual return before expenses)

Class C
Actual	1,000.00	1,266.94	10.06
Hypothetical	1,000.00	1,016.33	8.94
(5% annual return before expenses)

Class I
Actual	1,000.00	1,273.47	4.47
Hypothetical	1,000.00	1,021.27	3.97
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.76%, 1.76% and 0.78% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund’s investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2009 and May 20-21, 2009, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a reverse stock split for the Fund, as discussed by Board of Trustees at its June 2006 meeting. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser’s expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund’s shareholders, and the propriety of existing and alternative breakpoints in the Fund’s investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and those specific to portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund’s portfolio management team and the Fund’s portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund’s weighted performance is under the fund’s benchmark or peers, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund’s prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund’s overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser’s expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including, among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser’s expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund’s expense ratio and particularly the Fund’s advisory fee rate. In conjunction with its review of the investment adviser’s profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund’s portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from the investment adviser’s relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to funds’ sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2009

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 94.1% Aerospace 2.0%
$6,810	Bombardier, Inc. (Canada) (a)	6.300%	05/01/14	$6,333,300
1,810	Hexcel Corp.	6.750	02/01/15	1,701,400
2,625	L-3 Communications Corp.	5.875	01/15/15	2,467,500

				10,502,200

	Cable 4.7%
3,975	Anixter, Inc.	10.000	03/15/14	4,124,062
5,830	Charter Communications Operating LLC (a) (b)	12.875	09/15/14	6,354,700
3,665	CSC Holdings, Inc. (a)	8.500	06/15/15	3,719,975
5,165	CSC Holdings, Inc. (a)	8.625	02/15/19	5,242,475
500	Echostar DBS Corp.	6.375	10/01/11	501,875
550	Echostar DBS Corp.	6.625	10/01/14	523,875
655	NTL Cable PLC (United Kingdom)	8.750	04/15/14	668,100
3,635	NTL Cable PLC (United Kingdom)	9.125	08/15/16	3,698,613

				24,833,675

	Chemicals 3.8%
650	Airgas, Inc. (a)	7.125	10/01/18	650,000
2,435	Ashland, Inc. (a)	9.125	06/01/17	2,562,837
7,540	Berry Plastics Holding Corp.	8.875	09/15/14	6,672,900
1,945	Innophos Holdings, Inc. (a)	9.500	04/15/12	1,838,025
2,445	Innophos, Inc.	8.875	08/15/14	2,383,875
1,730	Koppers, Inc.	9.875	10/15/13	1,794,875
3,045	Terra Capital, Inc.	7.000	02/01/17	2,885,138
1,570	Westlake Chemical Corp.	6.625	01/15/16	1,499,350

				20,287,000

	Consumer Products 0.2%
1,070	Hanson Ltd. (United Kingdom)	7.875	09/27/10	1,059,565

	Diversified Media 0.6%
3,250	AMC Entertainment, Inc.	8.750	06/01/19	3,241,875

	Energy 12.7%
4,579	Atlas Energy Operating Co., LLC (a)	10.750	02/01/18	4,647,685
4,945	Chaparral Energy, Inc.	8.500	12/01/15	3,337,875
705	Chaparral Energy, Inc.	8.875	02/01/17	475,875
1,475	Chesapeake Energy Corp.	6.375	06/15/15	1,351,469
1,650	Chesapeake Energy Corp.	6.500	08/15/17	1,464,375
830	Chesapeake Energy Corp.	7.500	09/15/13	817,550
1,775	Chesapeake Energy Corp.	9.500	02/15/15	1,819,375
960	Cimarex Energy Co.	7.125	05/01/17	892,800
2,220	Compagnie Generale de Geophysique SA (France)	7.500	05/15/15	2,120,100
2,100	Forest Oil Corp.	7.250	06/15/19	1,984,500
2,200	Forest Oil Corp.	7.750	05/01/14	2,158,750
3,855	Hilcorp Energy/Finance Corp. (a)	7.750	11/01/15	3,575,513
1,925	Key Energy Services, Inc.	8.375	12/01/14	1,751,750

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Energy (Continued)
$1,785	Kinder Morgan Finance Co. (Canada)	5.700%	01/05/16	$1,642,200
5,540	Massey Energy Co.	6.875	12/15/13	5,235,300
3,155	Newfield Exploration Co.	6.625	09/01/14	3,060,350
690	Newfield Exploration Co.	7.125	05/15/18	674,475
6,500	OPTI Canada, Inc. (Canada)	8.250	12/15/14	4,257,500
2,450	Orion Power Holdings, Inc.	12.000	05/01/10	2,541,875
3,465	PetroHawk Energy Corp. (a)	10.500	08/01/14	3,724,875
4,095	Pioneer Natural Resources Co.	6.650	03/15/17	3,774,300
3,555	Plains Exploration & Production Co.	7.625	06/01/18	3,377,250
2,035	Plains Exploration & Production Co.	7.750	06/15/15	1,984,125
3,245	Plains Exploration & Production Co.	10.000	03/01/16	3,455,925
2,820	SandRidge Energy, Inc. (Senior Unsecured Term Loan) (c)	8.625	04/01/15	2,664,900
2,260	Sonat, Inc.	7.625	07/15/11	2,300,438
2,000	Western Refining, Inc. (a) (d)	10.750	06/15/14	1,850,000

				66,941,130

	Financial 3.8%
2,735	Bank of America Corp. (e)	8.000	12/29/49	2,398,168
2,150	FireKeepers Development Authority (a)	13.875	05/01/15	2,193,000
1,005	Fresenius US Finance II, Inc. (a)	9.000	07/15/15	1,095,450
1,779	GMAC LLC (a)	6.750	12/01/14	1,476,570
4,698	GMAC LLC (a)	6.875	09/15/11	4,380,885
418	Homer City Funding LLC	8.137	10/01/19	395,010
2,120	JBS USA Finance, Inc. (a)	11.625	05/01/14	2,236,600
2,180	LPL Holdings, Inc. (a)	10.750	12/15/15	2,065,550
4,360	NSG Holdings, Inc. (a)	7.750	12/15/25	3,662,400
100	Two-Rock Pass Through Trust (Bermuda) (a) (d)	1.401	02/11/49	325

				19,903,958

	Food & Drug 1.4%
1,275	Axcan Intermediate Holdings, Inc.	12.750	03/01/16	1,338,750
1,495	M-Foods Holdings, Inc. (a)	9.750	10/01/13	1,521,162
1,421	SUPERVALU, Inc.	7.500	05/15/12	1,442,315
1,305	SUPERVALU, Inc.	7.500	11/15/14	1,291,950
1,790	SUPERVALU, Inc.	8.000	05/01/16	1,769,863

				7,364,040

	Food & Tobacco 2.5%
2,500	Constellation Brands, Inc.	7.250	05/15/17	2,431,250
2,975	Pilgrim’s Pride Corp. (b)	7.625	05/01/15	2,930,375
3,280	Smithfield Foods, Inc.	7.000	08/01/11	3,099,600
4,975	Solo Cup Co.	8.500	02/15/14	4,589,438

				13,050,663

	Forest Products 5.0%
1,065	Crown Americas LLC	7.625	11/15/13	1,065,000
5,080	Georgia-Pacific Corp. (a)	7.125	01/15/17	4,902,200
2,985	Georgia-Pacific LLC (a)	8.250	05/01/16	3,029,775
2,760	Graham Packaging Co., Inc.	9.875	10/15/14	2,760,000

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Forest Products (Continued)
$3,255	Graphic Packaging International, Inc.	9.500%	08/15/13	$3,279,413
2,000	Owens-Brockway Glass Container, Inc.	7.375	05/15/16	2,000,000
2,015	Owens-Brockway Glass Container, Inc.	8.250	05/15/13	2,045,225
1,085	P.H. Glatfelter Co.	7.125	05/01/16	1,025,325
3,250	Verso Paper Holdings LLC	9.125	08/01/14	2,136,875
4,030	Verso Paper Holdings LLC (a)	11.500	07/01/14	3,969,550

				26,213,363

	Gaming & Leisure 6.1%
2,595	Ameristar Casinos, Inc. (a)	9.250	06/01/14	2,666,362
6,535	CCM Merger Corp. (Senior Secured Term Loan)	8.500	07/13/12	6,143,084
4,125	Harrahs Escrow Corp. (a)	11.250	06/01/17	4,217,813
1,330	Las Vegas Sands Corp.	6.375	02/15/15	1,147,125
5,350	MGM Mirage, Inc. (a)	11.125	11/15/17	5,818,125
3,625	MGM Mirage, Inc. (a)	13.000	11/15/13	4,060,000
2,000	Scientific Games International, Inc. (a)	9.250	06/15/19	2,060,000
6,434	Wynn Las Vegas LLC	6.625	12/01/14	5,951,450

				32,063,959

	Health Care 11.6%
3,685	Apria Healthcare Group, Inc. (a)	11.250	11/01/14	3,813,975
2,880	Apria Healthcare Group, Inc. (a)	12.375	11/01/14	2,930,400
5,830	Biomet, Inc.	11.625	10/15/17	6,194,375
6,155	Community Health Systems, Inc.	8.875	07/15/15	6,208,856
6,020	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	6,125,350
2,545	HCA, Inc.	5.750	03/15/14	2,220,512
3,480	HCA, Inc.	6.250	02/15/13	3,245,100
1,171	HCA, Inc.	9.125	11/15/14	1,185,638
2,400	HCA, Inc. (a)	9.875	02/15/17	2,484,000
3,310	Healthsouth Corp.	10.750	06/15/16	3,516,875
680	Invacare Corp.	9.750	02/15/15	700,400
4,015	Omnicare, Inc.	6.750	12/15/13	3,814,250
750	Omnicare, Inc.	6.875	12/15/15	705,000
3,551	Select Medical Corp.	7.625	02/01/15	3,249,165
6,485	Select Medical Corp. (d)	7.654	09/15/15	5,479,825
3,065	Sun Healthcare Group, Inc.	9.125	04/15/15	3,034,350
3,975	Tenet Healthcare Corp.	7.375	02/01/13	3,676,875
3,049	Warner Chilcott Corp.	8.750	02/01/15	3,049,000

				61,633,946

	Housing 0.8%
2,000	Interface, Inc. (a)	11.375	11/01/13	2,132,500
1,860	Interface, Inc., Ser B	9.500	02/01/14	1,783,275
445	Pulte Homes, Inc.	6.375	05/15/33	313,725

				4,229,500

	Information Technology 4.1%
3,300	First Data Corp.	9.875	09/24/15	2,838,000
3,230	First Data Corp. (a)	11.250	03/31/16	2,487,100
1,528	Flextronics International Ltd. (Singapore)	6.500	05/15/13	1,470,700

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)		Description	Coupon	Maturity	Value

		Information Technology (Continued)
$525		Iron Mountain, Inc.	6.625%	01/01/16	$498,750
1,500		Jabil Circuit, Inc.	7.750	07/15/16	1,483,125
4,040		Sungard Data Systems, Inc.	9.125	08/15/13	4,019,800
1,785		Sungard Data Systems, Inc. (a)	10.625	05/15/15	1,851,938
2,000		Unisys Corp. (a)	14.250	09/15/15	1,970,000
5,370		Vangent, Inc.	9.625	02/15/15	5,020,950

					21,640,363

		Manufacturing 1.7%
1,295		Baldor Electric Co.	8.625	02/15/17	1,295,000
3,463		JohnsonDiversey, Inc., Ser B	9.625	05/15/12	3,532,260
3,555		RBS Global, Inc. & Rexnord Corp.	9.500	08/01/14	3,288,375
1,000		Thermadyne Holdings Corp.	10.500	02/01/14	802,500

					8,918,135

		Metals 3.1%
2,215		ArcelorMittal (Luxembourg)	9.850	06/01/19	2,534,142
1,340		Foundation PA Coal Co.	7.250	08/01/14	1,313,200
7,839		Novelis, Inc. (Canada)	7.250	02/15/15	6,388,785
5,000		Teck Resources Ltd. (Canada)	10.250	05/15/16	5,550,000
500		Teck Resources Ltd. (Canada) (a)	10.250	05/15/16	555,000

					16,341,127

		Retail 4.9%
9,965		Bon-Ton Department Stores, Inc.	10.250	03/15/14	6,203,212
3,350		Brown Shoe Co., Inc.	8.750	05/01/12	3,257,875
1,565		Freedom Group, Inc. (a)	10.250	08/01/15	1,619,775
3,625		Macy’s Retail Holdings, Inc.	5.900	12/01/16	3,213,552
3,025		Oxford Industries, Inc.	11.375	07/15/15	3,161,125
3,615		Phillips-Van Heusen Corp.	7.250	02/15/11	3,651,150
6,800		Rite Aid Corp.	8.625	03/01/15	4,964,000

					26,070,689

		Services 3.9%
3,615		Case New Holland, Inc. (a)	7.750	09/01/13	3,578,850
3,595		Expedia, Inc. (a)	8.500	07/01/16	3,657,912
3,250		Gaylord Entertainment Co.	8.000	11/15/13	2,981,875
2,545		Service Corp. International	6.750	04/01/16	2,405,025
5,985		Ticketmaster Entertainment, Inc.	10.750	08/01/16	5,775,525
2,425		United Rentals North America, Inc.	6.500	02/15/12	2,340,125

					20,739,312

		Telecommunications 8.9%
3,265		DISH DBS Corp.	7.000	10/01/13	3,216,025
(EUR	) 4,000	Exodus Communications, Inc. (b) (f) (g)	11.375	07/15/08	0
5,995		Frontier Communications Corp.	9.000	08/15/31	5,552,869
3,725		Hughes Network Systems LLC	9.500	04/15/14	3,799,500
9,470		Intelsat Corp.	9.250	06/15/16	9,635,725
4,770		PAETEC Holding Corp. (a)	8.875	06/30/17	4,567,275
4,640		Qwest Capital Funding, Inc.	7.250	02/15/11	4,593,600
500		Qwest Corp. (a)	8.375	05/01/16	507,500

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2009  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Telecommunications (Continued)
$4,505	Sprint Capital Corp.	6.900%	05/01/19	$3,806,725
3,340	Wind Acquisition Finance SA (Luxembourg) (a)	10.750	12/01/15	3,607,200
4,450	Wind Acquisition Finance SA (Luxembourg) (a)	11.750	07/15/17	4,850,500
1,410	Windstream Corp.	8.125	08/01/13	1,417,050
1,760	XM Satellite Radio Holdings, Inc. (a)	13.000	08/01/13	1,680,800

				47,234,769

	Transportation 1.2%
6,535	Ford Motor Credit Co.	7.250	10/25/11	6,148,108

	Utility 9.5%
1,448	AES Corp.	7.750	03/01/14	1,417,230
2,498	AES Corp. (a)	8.750	05/15/13	2,547,960
7,262	Calpine Corp. (Senior Secured Term Loan)	5.685	03/29/14	6,693,430
3,250	Edison Mission Energy	7.000	05/15/17	2,498,437
2,295	Edison Mission Energy	7.750	06/15/16	1,881,900
1,157	El Paso Corp.	6.875	06/15/14	1,134,435
1,800	El Paso Corp.	7.000	06/15/17	1,700,838
375	El Paso Corp.	12.000	12/12/13	427,500
4,070	Intergen NV (Netherlands) (a)	9.000	06/30/17	4,019,125
1,355	IPALCO Enterprises, Inc.	8.625	11/14/11	1,388,875
1,649	Midwest Generation LLC, Ser B	8.560	01/02/16	1,632,243
6,430	Mirant Americas Generation LLC	8.500	10/01/21	5,336,900
2,275	Mirant Americas Generation LLC	9.125	05/01/31	1,763,125
500	NRG Energy, Inc.	7.375	02/01/16	479,375
3,000	NRG Energy, Inc.	7.375	01/15/17	2,865,000
2,500	NRG Energy, Inc.	8.500	06/15/19	2,443,750
5,957	Ormat Funding Corp.	8.250	12/30/20	4,914,730
3,445	RRI Energy, Inc.	7.875	06/15/17	3,074,663
3,000	Texas Competitive Electric Holdings Co., LLC, Ser A	10.250	11/01/15	2,002,500
3,305	Texas Competitive Electric Holdings Co., LLC, Ser B	10.250	11/01/15	2,206,088

				50,428,104

	Wireless Communications 1.6%
5,680	Nextel Communications, Inc., Ser E	6.875	10/31/13	5,112,000
3,920	Sirius XM Radio, Inc.	9.625	08/01/13	3,488,800

				8,600,800

	Total Corporate Bonds 94.1%			497,446,281

Description

Equities 0.2%
DecisionOne Corp. (19,895 Common Shares) (f) (g)				0
HF Holdings, Inc. (36,820 Common Stock Warrants, expiring 09/27/09) (f) (g)				0
Hosiery Corp. of America, Inc., Class A (1,000 Common Shares) (f) (g)				0
Jazztel PLC (5,000 Common Stock Warrants, expiring 07/15/10) (United Kingdom) (a) (f) (g)				0
Jazztel PLC (7 Common Shares) (EUR) (United Kingdom) (f) (g)				0
OpTel, Inc. (3,275 Common Shares) (a) (f) (g)				0

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2009  continued

Description	Value

Equities (Continued)
Preferred Blocker, Inc. (2,046 Preferred Shares) (a)	$951,198
Ventelo, Inc. (73,021 Common Shares) (EUR) (United Kingdom) (a) (f) (g)	0
VS Holdings, Inc. (946,962 Common Shares) (f) (g)	0

Total Equities 0.2%	951,198

Total Long-Term Investments 94.3% (Cost $507,929,740)	498,397,479

Repurchase Agreements 4.5%
Banc of America Securities ($14,272,686 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $14,272,765)	14,272,686
JPMorgan Chase & Co. ($8,979,145 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.20%, dated 08/31/09, to be sold on 09/01/09 at $8,979,195)	8,979,145
State Street Bank & Trust Co. ($350,169 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 08/31/09, to be sold on 09/01/09 at $350,169)	350,169

Total Repurchase Agreements 4.5% (Cost $23,602,000)	23,602,000

Total Investments 98.8% (Cost $531,531,740)	521,999,479

Foreign Currency 0.0% (Cost $107)	107

Other Assets in Excess of Liabilities 1.2%	6,407,769

Net Assets 100.0%	$528,407,355

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b)	Non-income producing as security is in default.

(c)	Payment-in-kind security.

(d)	Floating Rate Coupon

(e)	Variable Rate Coupon

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  August 31, 2009  continued

(f)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(g)	Security has been deemed illiquid.

Currency Abbreviations:
EUR—Euro

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) to the financial statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investment Type	Quoted Prices	Observable Inputs	Inputs	Total

Assets:
Corporate Bonds	$—	$497,446,281	$—	$497,446,281
Equities
Wireless Communications	—	951,198	—	951,198
Repurchase Agreements	—	23,602,000	—	23,602,000

Total Assets	$—	$521,999,479	$—	$521,999,479

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

	Investments in Securities
	Corporate Bonds	Equities	Total

Balance as of 8/31/08	$120,873	$—	$120,873
Accrued Discounts/Premiums	3,797,024	—	3,797,024
Realized Gain/Loss	(16,661,986)	(248,000)	(16,909,986)
Change in Unrealized Appreciation/Depreciation	12,858,491	248,000	13,106,491
Net Purchases/Sales	(114,402)	—	(114,402)
Net Transfers in and/or out of Level 3	—	—	—

Balance as of 8/31/09	$—	$—	$—

Net Change in Unrealized Appreciation/Depreciation from investments still held as of 8/31/09			$—

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements

Statement of Assets and Liabilities
August 31, 2009

Assets:
Total Investments (Cost $531,531,740)	$521,999,479
Foreign Currency (Cost $107)	107
Cash	93
Receivables:
Interest	10,820,348
Investments Sold	1,948,951
Fund Shares Sold	564,340
Other	231,594

Total Assets	535,564,912

Liabilities:
Payables:
Investments Purchased	3,849,451
Fund Shares Repurchased	1,079,822
Income Distributions	737,377
Distributor and Affiliates	190,282
Investment Advisory Fee	176,564
Trustees’ Deferred Compensation and Retirement Plans	330,069
Accrued Expenses	244,059
Other	549,933

Total Liabilities	7,157,557

Net Assets	$528,407,355

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,112,948,584
Accumulated Undistributed Net Investment Income	3,388,558
Net Unrealized Depreciation	(9,532,261)
Accumulated Net Realized Loss	(578,397,526)

Net Assets	$528,407,355

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $365,227,753 and 41,249,848 shares of beneficial interest issued and outstanding)	$8.85
Maximum sales charge (4.75%* of offering price)	0.44

Maximum offering price to public	$9.29

Class B Shares:
Net asset value and offering price per share (Based on net assets of $38,890,254 and 4,359,708 shares of beneficial interest issued and outstanding)	$8.92

Class C Shares:
Net asset value and offering price per share (Based on net assets of $41,189,090 and 4,695,367 shares of beneficial interest issued and outstanding)	$8.77

Class I Shares:
Net asset value and offering price per share (Based on net assets of $83,100,258 and 9,387,318 shares of beneficial interest issued and outstanding)	$8.85

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements  continued

Statement of Operations
For the Year Ended August 31, 2009

Investment Income:
Interest	$42,118,836
Dividends	114,072
Other	543,089

Total Income	42,775,997

Expenses:
Investment Advisory Fee	1,648,787
Distribution (12b-1) and Service Fees
Class A	748,343
Class B	370,186
Class C	316,950
Transfer Agent Fees	809,813
Accounting and Administrative Expenses	126,262
Reports to Shareholders	100,151
Professional Fees	80,450
Custody	74,109
Registration Fees	70,961
Trustees’ Fees and Related Expenses	21,237
Other	114,319

Total Expenses	4,481,568
Less Credits Earned on Cash Balances	2,129

Net Expenses	4,479,439

Net Investment Income	$38,296,558

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(114,162,036)
Futures	(2,363,889)
Foreign Currency Transactions	2,342,599
Swaps	12,828,401

Net Realized Loss	(101,354,925)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(86,036,384)
End of the Period	(9,532,261)

Net Unrealized Appreciation During the Period	76,504,123

Net Realized and Unrealized Loss	$(24,850,802)

Net Increase in Net Assets From Operations	$13,445,756

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements  continued

Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$38,296,558	$36,747,967
Net Realized Loss	(101,354,925)	(9,596,397)
Net Unrealized Appreciation/Depreciation During the Period	76,504,123	(36,782,982)

Change in Net Assets from Operations	13,445,756	(9,631,412)

Distributions from Net Investment Income:
Class A Shares	(29,086,934)	(28,945,682)
Class B Shares	(3,297,437)	(4,217,543)
Class C Shares	(2,853,466)	(2,455,754)
Class I Shares	(2,337,678)	(895,420)

Total Distributions	(37,575,515)	(36,514,399)

Net Change in Net Assets from Investment Activities	(24,129,759)	(46,145,811)

From Capital Transactions:
Proceeds from Shares Sold	186,683,906	113,813,744
Net Asset Value of Shares Issued Through Dividend Reinvestment	29,381,238	28,231,280
Cost of Shares Repurchased	(121,785,306)	(178,839,981)

Net Change in Net Assets from Capital Transactions	94,279,838	(36,794,957)

Net Change in Net Assets	70,150,079	(82,940,768)
Net Assets:
Beginning of the Period	458,257,276	541,198,044

End of the Period (Including accumulated undistributed net investment income of $3,388,558 and $(933,214), respectively)	$528,407,355	$458,257,276

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Year Ended August 31,
Class A Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$9.45		$10.38	$10.47		$10.89		$10.92

Net Investment Income	0.78	(a)	0.75 (a)	0.75	(a)	0.75	(a)	0.78
Net Realized and Unrealized Loss	(0.61)		(0.94)	(0.10)		(0.39)		(0.06)

Total from Investment Operations	0.17		(0.19)	0.65		0.36		0.72
Less Distributions from Net Investment Income	0.77		0.74	0.74		0.78		0.75

Net Asset Value, End of the Period	$8.85		$9.45	$10.38		$10.47		$10.89

Total Return (b)	3.24%		–2.01%	6.23%		3.55%		6.89%
Net Assets at End of the Period (In millions)	$365.2		$351.6	$425.4		$457.7		$532.0
Ratio of Expenses to Average Net Assets (c)	1.02%		0.94%	0.92%		0.92%		1.06%
Ratio of Net Investment Income to Average Net Assets	9.88%		7.39%	7.05%		7.04%		7.11%
Portfolio Turnover	121%		39%	42%		44%		84%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Year Ended August 31,
Class B Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$9.51		$10.44	$10.53		$10.95		$10.95

Net Investment Income	0.73	(a)	0.68 (a)	0.68	(a)	0.66	(a)	0.75
Net Realized and Unrealized Loss	(0.61)		(0.95)	(0.11)		(0.39)		(0.06)

Total from Investment Operations	0.12		(0.27)	0.57		0.27		0.69
Less Distributions from Net Investment Income	0.71		0.66	0.66		0.69		0.69

Net Asset Value, End of the Period	$8.92		$9.51	$10.44		$10.53		$10.95

Total Return (b)	2.56%		–2.74%	5.41%		2.75%		6.36%
Net Assets at End of the Period (In millions)	$38.9		$50.5	$77.6		$115.8		$191.0
Ratio of Expenses to Average Net Assets (c)	1.79%		1.70%	1.68%		1.68%		1.83%
Ratio of Net Investment Income to Average Net Assets	9.14%		6.63%	6.32%		6.28%		6.33%
Portfolio Turnover	121%		39%	42%		44%		84%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Year Ended August 31,
Class C Shares	2009		2008	2007		2006		2005

Net Asset Value, Beginning of the Period	$9.37		$10.30	$10.38		$10.80		$10.83

Net Investment Income	0.72	(a)	0.66 (a)	0.66	(a)	0.66	(a)	0.75
Net Realized and Unrealized Loss	(0.61)		(0.92)	(0.08)		(0.36)		(0.09)

Total from Investment Operations	0.11		(0.26)	0.58		0.30		0.66
Less Distributions from Net Investment Income	0.71		0.67	0.66		0.72		0.69

Net Asset Value, End of the Period	$8.77		$9.37	$10.30		$10.38		$10.80

Total Return (b)	2.51%		–2.77%	5.59%		2.83%	(d)	6.17%	(d)
Net Assets at End of the Period (In millions)	$41.2		$36.2	$32.1		$43.6		$54.5
Ratio of Expenses to Average Net Assets (c)	1.78%		1.69%	1.68%		1.64%	(d)	1.82%	(d)
Ratio of Net Investment Income to Average Net Assets	9.11%		6.65%	6.26%		6.32%	(d)	6.34%	(d)
Portfolio Turnover	121%		39%	42%		44%		84%

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

								March 23, 2005
								(Commencement
	Year Ended August 31,							of Operations) to
Class I Shares	2009		2008	2007		2006		August 31, 2005

Net Asset Value, Beginning of the Period	$9.45		$10.38	$10.47		$10.89		$10.95

Net Investment Income	0.79	(a)	0.76 (a)	0.71	(a)	0.78	(a)	0.36
Net Realized and Unrealized Loss	(0.60)		(0.92)	(0.04)		(0.39)		(0.06)

Total from Investment Operations	0.19		(0.16)	0.67		0.39		0.30
Less Distributions from Net Investment Income	0.79		0.77	0.76		0.81		0.36

Net Asset Value, End of the Period	$8.85		$9.45	$10.38		$10.47		$10.89

Total Return (b)	3.50%		–1.76%	6.49%		3.82%		2.69% *
Net Assets at End of the Period (In millions)	$83.1		$20.0	$6.0		$1.7		$23.3
Ratio of Expenses to Average Net Assets (c)	0.79%		0.68%	0.67%		0.63%		0.85%
Ratio of Net Investment Income to Average Net Assets	9.96%		7.67%	6.72%		7.37%		6.97%
Portfolio Turnover	121%		39%	42%		44%		84%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expense, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009

1. Significant Accounting Policies
Van Kampen High Yield Fund (the “Fund”) is organized as a series of Van Kampen High Yield Fund, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary investment objective. The Fund commenced investment operations on October 2, 1978. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. On September 5, 2006, there was a 1-for-3 reverse share split for Class A Shares, Class B Shares, Class C Shares and Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Fixed income investments and preferred stocks are valued by an independent pricing service using the mean of the last reported bid and asked prices. Investments in securities listed on a securities exchange are valued at their last sale price or the latest bid price (in the case of a foreign securities exchange) as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Forward foreign currency contracts are valued using quoted foreign exchange rates. Swaps are valued using market quotations obtained from brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

B. Fair Value Measurements The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2009, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended August 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $478,983,834 which will expire according to the following schedule:

Amount	Expiration

$138,518,165	August 31, 2010
165,406,856	August 31, 2011
117,018,188	August 31, 2012
32,804,299	August 31, 2013
5,413,212	August 31, 2014
19,823,114	August 31, 2017

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited due to Internal Revenue Code Section 382.
At August 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$532,455,437

Gross tax unrealized appreciation	$34,388,756
Gross tax unrealized depreciation	(44,844,714)

Net tax unrealized depreciation on investments	$(10,455,958)

F. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
The tax character of distributions paid during the years ended August 31, 2009 and 2008 was as follows:

	2009	2008

Distributions paid from:
Ordinary income	$37,475,638	$36,590,607
Long-term capital gain	-0-	-0-

	$37,475,638	$36,590,607

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

Permanent differences, primarily due to the capital loss carryforward in the amount of $51,935,293 expiring in the current year and net realized gains/losses on foreign currency transactions, resulted in the following reclassifications among the Fund’s components of net assets at August 31, 2009:

Accumulated Undistributed	Accumulated
Net Investment Income	Net Realized Loss	Capital

$3,600,729	$49,798,510	$(53,399,239)

As of August 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,735,468
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions, accumulated book/tax differences on an interest in a partnership, and post-October losses of $96,572,176 which are not recognized for tax purposes until the first day of the following fiscal year.

G. Credits Earned on Cash Balances During the year ended August 31, 2009, the Fund’s custody fee was reduced by $2,129 as a result of credits earned on cash balances.

H. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gains and losses on the sale of securities. Income and expenses are translated at rates prevailing when accrued.

I. Reporting Subsequent Events In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of August 31, 2009, management has evaluated the impact of any subsequent events through October 26, 2009, the date the financial statements were effectively issued. Management has determined that other than the event described in note 9, there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.420%
Next $250 million	.345%
Next $250 million	.295%
Next $1 billion	.270%
Next $1 billion	.245%
Over $3 billion	.220%

For the year ended August 31, 2009, the Fund recognized expenses of approximately $25,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $42,300 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2009, the Fund recognized expenses of approximately $358,900 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $221,300 are included in “Other” assets on the Statement of Assets and Liabilities at August 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the year ended August 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $98,100 and

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $70,900. Sales charges do not represent expenses to the Fund.

3. Capital Transactions
For the years ended August 31, 2009 and 2008, transactions were as follows:

	For The		For The
	Year Ended		Year Ended
	August 31, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	11,410,540	$89,598,734	6,336,181	$64,396,978
Class B	1,324,736	10,493,466	731,565	7,476,485
Class C	2,418,736	18,313,507	2,557,867	25,856,574
Class I	8,028,667	68,278,199	1,614,895	16,083,707

Total Sales	23,182,679	$186,683,906	11,240,508	$113,813,744

Dividend Reinvestment:
Class A	3,017,619	$23,726,047	2,270,340	$22,833,586
Class B	343,346	2,705,782	329,674	3,342,967
Class C	290,640	2,273,230	189,351	1,887,192
Class I	81,159	676,179	16,723	167,535

Total Dividend Reinvestment	3,732,764	$29,381,238	2,806,088	$28,231,280

Repurchases:
Class A	(10,381,357)	$(80,760,861)	(12,391,147)	$(125,353,397)
Class B	(2,614,251)	(20,592,733)	(3,193,879)	(32,472,091)
Class C	(1,878,239)	(14,084,844)	(2,004,379)	(20,034,624)
Class I	(838,078)	(6,346,868)	(98,345)	(979,869)

Total Repurchases	(15,711,925)	$(121,785,306)	(17,687,750)	$(178,839,981)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the year ended August 31, 2009, the Fund received redemption fees of approximately $29,600 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $535,404,689 and $453,375,343, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio’s foreign currency exposure or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

B. Futures Contracts The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (variation margin). When entering into futures contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default. The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
Transactions in futures contracts for the year ended August 31, 2009 were as follows:

Number of
Contracts

Outstanding at August 31, 2008	1,198
Futures Opened	271
Futures Closed	(1,469)

Outstanding at August 31, 2009	-0-

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

C. Swap Contracts The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. For the year ended August 31, 2009, the average notional amounts of credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $17,848,000 and $11,249,000, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Upfront payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. At August 31, 2009, the Fund did not hold credit default swaps.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are contractual agreements to exchange interest payments calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payments are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligation under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty of the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. At August 31, 2009, the Fund did not hold interest rate swaps. For the year ended August 31, 2009, the average notional amount of interest rate swap contracts entered into by the Fund was $111,634,000.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and is included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161), effective March 1, 2009. FAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  August 31, 2009  continued

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the year ended August 31, 2009 in accordance with FAS 161.

Amount of Realized Gain/(Loss) on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Interest Rate Contracts	$(2,363,889)	$12,255,605	$9,891,716
Credit Contracts	-0-	572,796	572,796

Total	$(2,363,889)	$12,828,401	$10,464,512

Change in Unrealized Appreciation/(Depreciation) on Derivative Contracts
Primary Risk Exposure	Futures	Swaps	Total

Interest Rate Contracts	$292,806	$(8,811,805)	$(8,518,999)
Credit Contracts	-0-	351,888	351,888

Total	$292,806	$(8,459,917)	$(8,167,111)

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $757,700 and $21,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Event
On October 19, 2009, Morgan Stanley & Co., Inc., the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell its retail asset management business to Invesco Ltd. The transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.

Van Kampen High Yield Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Van Kampen High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the Fund), including the portfolio of investments, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Yield Fund at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
October 26, 2009

Van Kampen High Yield Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen High Yield Fund
Trustees and Officers Information

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees and the Fund’s officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

Independent Trustees:
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

David C. Arch (64) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	Trustee since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Van Kampen High Yield Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jerry D. Choate (71) 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	Trustee since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Valero Energy Corporation, an independent refining company.

Rod Dammeyer (68) CAC, LLC, 4370 LaJolla Village Drive Suite 685 San Diego, CA 92122-1249	Trustee	Trustee since 2003	President of CAC, LLC, a private company offering capital investment and management advisory services.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation, Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc.

Van Kampen High Yield Fund
Trustees and Officers Information continued
				Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Linda Hutton Heagy† (61) 4939 South Greenwood Chicago, IL 60615	Trustee	Trustee since 1995	Prior to February 2008, Managing Partner of Heidrick & Struggles, an international executive search firm. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy (57) 1744 R Street, NW Washington, D.C. 20009	Trustee	Trustee since 1995	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr (73) 14 Huron Trace Galena, IL 61036	Trustee	Trustee since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Van Kampen High Yield Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Jack E. Nelson (73) 423 Country Club Drive Winter Park, FL 32789	Trustee	Trustee since 1995	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (68) 1126 E. 59th Street Chicago, IL 60637	Trustee	Trustee since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Van Kampen High Yield Fund
Trustees and Officers Information continued
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Independent Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Suzanne H. Woolsey, Ph.D. (67) 815 Cumberstone Road Harwood, MD 20776	Trustee	Trustee since 1999	Chief Communications Officer of the National Academy of Sciences/ National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Trustee of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Director of Fluor Corp., an engineering, procurement and construction organization, since January 2004. Director of Intelligent Medical Devices, Inc., a symptom based diagnostic tool for physicians and clinical labs. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute of Technology and the Colorado College.

Van Kampen High Yield Fund
Trustees and Officers Information continued
Interested Trustee*
Number of
		Term of		Funds in
		Office and		Fund
	Position(s)	Length of		Complex
Name, Age and Address	Held With	Time	Principal Occupation(s)	Overseen	Other Directorships
of Interested Trustee	Fund	Served	During Past 5 Years	by Trustee	Held by Trustee

Wayne W. Whalen* (70) 155 North Wacker Drive Chicago, IL 60606	Trustee	Trustee since 1995	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	88	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

†	As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm (“Heidrick”). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

*	Mr. Whalen is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen High Yield Fund
Trustees and Officers Information  continued

Officers:
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Edward C. Wood III (53) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	President and Principal Executive Officer	Officer since 2008	President and Principal Executive Officer of funds in the Fund Complex since November 2008. Managing Director of Van Kampen Investments Inc., the Adviser, the Distributor, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2003. Chief Administrative Officer of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. since December 2002. Chief Operating Officer of the Distributor since December 2002. Director of Van Kampen Advisors Inc., the Distributor and Van Kampen Exchange Corp. since March 2004. Director of the Adviser since August 2008. Director of Van Kampen Investments Inc. and Van Kampen Investor Services Inc. since June 2008. Previously, Director of the Adviser and Van Kampen Investments Inc. from March 2004 to January 2005 and Chief Administrative Officer of Van Kampen Investments Inc. from 2002 to 2009.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Officer since 2008	Vice President of funds in the Fund Complex since May 2008. Global Head, Chief Operating Officer and acting Chief Investment Officer of the Fixed Income Group of Morgan Stanley Investment Management Inc. since April 2008. Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management since December 2007. Managing Director of Morgan Stanley Investment Management Inc. from December 2007 to March 2008. Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock from October 1991 to January 2007.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President and Secretary	Officer since 2003	Managing Director of Morgan Stanley Investment Management Inc. Vice President and Secretary of funds in the Fund Complex.

John L. Sullivan (54) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1996	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management Inc. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

Van Kampen High Yield Fund
Trustees and Officers Information continued
Term of
Office and
	Position(s)	Length of
Name, Age and	Held With	Time	Principal Occupation(s)
Address of Officer	Fund	Served	During Past 5 Years

Stuart N. Schuldt (47) 1 Parkview Plaza – Suite 100 Oakbrook Terrace, IL 60181	Chief Financial Officer and Treasurer	Officer since 2007	Executive Director of Morgan Stanley Investment Management Inc. since June 2007. Chief Financial Officer and Treasurer of funds in the Fund Complex since June 2007. Prior to June 2007, Senior Vice President of Northern Trust Company, Treasurer and Principal Financial Officer for Northern Trust U.S. mutual fund complex.

Your Notes

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

28, 128, 228, 628
HYIANN 10/09
IU09-04446P-Y08/09

Item 2. Code of Ethics.
(a)	The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2008 and the general counsel’s designee set forth in Exhibit C was amended in April 2009. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)	Not applicable.

(e)	Not applicable.

(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12(1).

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees : Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:
2009

	Registrant		Covered Entities(1)
Audit Fees	$48,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0
Tax Fees	$3,400	(3)	$135,224	(4)
All Other Fees	$0		$333,170	(5)
Total Non-Audit Fees	$3,400		$468,394

Total	$51,900		$468,394
2008

	Registrant		Covered Entities(1)
Audit Fees	$48,500		N/A

Non-Audit Fees
Audit-Related Fees	$0		$300,200	(2)
Tax Fees	$3,400	(3)	$144,357	(4)
All Other Fees	$0		$694,038	(5)
Total Non-Audit Fees	$3,400		$1,138,595

Total	$51,900		$1,138,595
N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and assistance with compliance policies and procedures.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
JOINT AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
VAN KAMPEN FUNDS
AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 20041
1. STATEMENT OF PRINCIPLES
     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.2
     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

[1]	This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

[2]	Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

     The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
2. Delegation
     As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
3. Audit Services
     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
4. Audit-related Services
     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
5. Tax Services
     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.
     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).
6. All Other Services
     The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
     The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Pre-Approval Fee Levels or Budgeted Amounts
     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).
8. Procedures
     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
     The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9. Additional Requirements
     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
10. Covered Entities
     Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
•	Van Kampen Investments Inc.

•	Van Kampen Asset Management

•	Van Kampen Advisors Inc.

•	Van Kampen Funds Inc.

•	Van Kampen Investor Services Inc.

•	Morgan Stanley Investment Management Inc.

•	Morgan Stanley Trust Company

•	Morgan Stanley Investment Management Ltd.

•	Morgan Stanley Investment Management Company

•	Morgan Stanley Asset & Investment Trust Management Company Ltd.
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer.
(b) Not applicable.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen High Yield Fund

By:	/s/ Edward C. Wood III
	Name:	Edward C. Wood III
	Title:	Principal Executive Officer

Date: October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
	Name:	Edward C. Wood III
	Title:	Principal Executive Officer

Date: October 22, 2009

By:	/s/ Stuart N. Schuldt
	Name:	Stuart N. Schuldt
	Title:	Principal Financial Officer

Date: October 22, 2009